                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             December 11, 2002

                           Unigene Laboratories, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                     0-16005                  22-2328609
         --------                     -------                  ----------
(State of incorporation)      (Commission File Number)        (IRS Employer
                                                           Identification No.)


110 Little Falls Road
---------------------
Fairfield, NJ                                                         07004
-------------                                                         -----
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:   (973) 882-0860
                                                      --------------


N/A
---
(Former Name or former address, if changed since last report)

Item 5.   Other Events.

         On December 11, 2002, the Board of Directors of Unigene Laboratories, Inc. (the "Company") adopted a stockholder rights plan which provides for the issuance of common stock purchase rights to the Company's common stockholders of record as of December 30, 2002, as set forth in the Rights Agreement between the Company and Registrar and Transfer Company, as Rights Agent, attached hereto as
Exhibit 4.1 and incorporated by reference herein.

Item 7(c).   Exhibits.


4.1 Rights Agreement, dated as of December 20, 2002, between Unigene Laboratories, Inc. and Registrar and Transfer Company, as Rights Agent, which includes as Exhibit A thereto, the Form of Right Certificate.


20.1         Press Release of the Company, dated December 12, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              UNIGENE LABORATORIES, INC.



                                               By: /s/ Warren P. Levy
                                                  ------------------------------
                                                 Name: Warren P. Levy
                                                      --------------------------
                                                 Title: President and Chief
                                                       -------------------------
                                                        Executive Officer
                                                       -------------------------


Dated: December 23, 2002